UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2007

MARINE PRODUCTS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-16263 (Commission File Number)	58-2572419 (IRS Employer Identification No.)

2801 Buford Highway, Suite 520, Atlanta, Georgia 30329
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (404) 321-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment to the registrant’s report on Form 8-K dated April 25, 2007, is for the purpose of correcting the dividend amount which was stated incorrectly on the original report.

Item 8.01 Other Events.

On April 25, 2007, Marine Products Corporation issued a press release titled, “Marine Products Corporation Announces First Quarter Cash Dividend.” The press release announced that the Board of Directors declared a quarterly dividend of $0.06 per share.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99 — Press Release dated April 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marine Products Corporation.

Date: April 25, 2007	/s/ BEN M. PALMER Ben M. Palmer Vice President, Chief Financial Officer and Treasurer